UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

W&T Offshore, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 19, 2016

Dear Shareholder:

As previously announced, W&T Offshore, Inc., a Texas corporation (the “Company”), increased the maximum consideration being offered in connection with the exchange offer (the “Exchange Offer”) for the Company’s 8.500% Senior Notes due 2019 to (i) 76,590,000 shares of common stock, par value $0.00001 per share, of the Company (the “Shares”) (increased from 62,100,000 Shares), (ii) $202.5 million aggregate principal amount of its new Senior Second Lien PIK Toggle Notes due 2020 and (iii) $180.0 million aggregate principal amount of its new Senior Third Lien PIK Toggle Notes due 2021. Accordingly, the Company is revising the Exchange Offer Proposal (as described in the proxy statement) as follows:

•	to approve, for purposes of the rules of the New York Stock Exchange, the issuance of up to 76,590,000 Shares in connection with the Exchange Offer, which will represent approximately 50% of the Company’s total equity upon consummation of the Exchange Offer (assuming 100% participation).

The Special Meeting of Shareholders of the Company (the “Special Meeting”) remains scheduled for Thursday, September 1, 2016 at 8:00 a.m., Central Daylight Time, at the offices of the Company, Nine Greenway Plaza, Suite 300, Houston, Texas 77046. Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote using the Internet or telephone voting procedures described on the proxy card or vote and submit your proxy by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Special Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

As described in the proxy statement, you retain the power to revoke your proxy and to change your vote, even if you submitted a proxy by telephone or via the Internet or if you signed the original proxy card accompanying the proxy statement. You can revoke your proxy any time before it is exercised by giving written notice to the Corporate Secretary specifying such revocation. You may also revoke your proxy by a later-dated proxy by telephone or via the Internet or by timely delivery of a valid, later-dated proxy by mail or by voting by ballot at the Special Meeting. Your attendance at the Special Meeting in itself will not automatically revoke a previously submitted proxy. However, if you hold your shares through a broker, bank or nominee and have instructed your broker, bank or nominee how to vote your shares, you must follow directions received from the broker, bank or nominee in order to change your vote or to vote at the Special Meeting.

On behalf of the Board of Directors and our employees, I would like to express my appreciation for your continued interest in our affairs. I look forward to greeting as many of you as possible at the meeting.

Sincerely,

Tracy W. Krohn Chairman of the Board and
Chief Executive Officer

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

Phone (713) 626-8525

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

	CONTROL #
NAME

THE COMPANY NAME INC. - COMMON	SHARES	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F		123,456,789,012.12345 123,456,789,012.12345
THE COMPANY NAME INC. - 401 K
	PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1 and 2.						For	Against	Abstain

1      To approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of our common stock, par value $0.00001 per share, to 200,000,000 shares; and

						☐	☐	☐

2      To approve the issuance of up to 76,590,000 shares of our common stock in connection with the offer to exchange our outstanding 8.50% Senior Notes due 2019 for up to (assuming 100% participation): (i) 76,590,000 shares of our common stock, (ii) $202.5 million aggregate principal amount of new second lien exchange notes due May 2020 and (iii) $180 million aggregate principal amount of new third lien exchange notes due June 2021.

						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

		Yes	No
Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

			JOB #				SHARES CUSIP # SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com

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W&T OFFSHORE, INC.
Special Meeting of Shareholders
September 1, 2016 8:00 A.M., CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Tracy W. Krohn and Thomas F. Getten, or either of them, as proxies, with full power of substitution, and hereby authorizes each of them to vote, as designated on the reverse side, all shares of Common Stock of W&T Offshore, Inc. held of record by the undersigned on August 4, 2016 at the Special Meeting of Shareholders of W&T Offshore, Inc. on September 1, 2016, and any adjournments or postponements thereof, with all the powers that the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE PROXIES NAMED ABOVE ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side